UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): March 1, 2005
                                                          -------------

                       L-3 Communications Holdings, Inc.
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              (Exact Name of Registrants as Specified in Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)


        001-14141                                      13-3937434
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(Commission File Number)                   (IRS Employer Identification No.)


   600 Third Avenue, New York, New York                  10016
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 (Address of Principal Executive Offices)              (Zip Code)


                                (212) 697-1111
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             (Registrants' Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

               Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

          On March 1, 2005, the Compensation Committee (the "Compensation Committee") of the Board of Directors of L-3 Communications Holdings, Inc. (the "Company") approved bonus awards for the fiscal year ended December 31, 2004 for the named executive officers of the Company in the amount set forth below. Previously, the Compensation Committee approved the base salaries for the fiscal year ended December 31, 2005 for the named executive officers of the Company as set forth below.


     Name and Position              2004 Cash Bonus Award    2005 Base Salary
     -----------------              ---------------------    ----------------
Frank C. Lanza                      $ 1,100,000              $ 975,000
         Chairman and Chief
         Executive Officer

Michael T. Strianese                $ 525,000                $ 480,000
         Senior Vice President,
         Finance

Christopher C. Cambria              $ 525,000                $ 430,000
         Senior Vice President,
         Secretary and General
         Counsel

Charles J. Schafer                  $ 465,000                $ 380,000
         Senior Vice President,
         Business Operations
         and President of the
         Products Group

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                      L-3 COMMUNICATIONS HOLDINGS, INC.


                                      By: /s/ Christopher C. Cambria
                                          -----------------------------------
                                          Name:   Christopher C. Cambria
                                          Title:  Senior Vice President,
                                                  Secretary and General Counsel


Dated:  March 1, 2005